Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Authorize.Net Holdings, Inc. (the “Company”) for the three months ended June 30, 2007 as filed with the Securities and Exchange Commission on July 27, 2007 (the “Report”), each of the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Donahue	/s/ Timothy C. O’Brien

Robert E. Donahue	Timothy C. O’Brien
President and Chief Executive Officer	Chief Financial Officer

Date: July 27, 2007	Date: July 27, 2007

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